UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2017

ETFS SILVER TRUST

(Exact name of registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation)

001-34412	26-4586763
(Commission File Number)	(IRS Employer Identification No.)

c/o ETF Securities USA LLC 405 Lexington Avenue New York, NY	10174
(Address of Principal Executive Offices)	(Zip Code)

(212) 918-4954
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EME_ACTIVE-567450105.1

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 8.01 Other Events.

Pursuant to an SEC rule amendment adopted in March 2017, the standard settlement cycle for most securities transactions by broker-dealers will be shortened from three business days after the trade date (“T+3 Settlement”) to two business days following the trade date (“T+2 Settlement”), effective as of September 5, 2017.  Consistent with the rule amendment, beginning on September 5, 2017, the creation and redemption processes for the ETFS Silver Trust will change from T+3 Settlement to T+2 Settlement.  Creation and redemption orders placed before September 5, 2017 will not be subject to this change.

EME_ACTIVE-567450105.1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ETFS SILVER TRUST

By: ETF Securities USA, Sponsor of the ETFS Silver Trust

By:    /s/Graham Tuckwell

     Graham Tuckwell

 President and Chief Executive Officer

By:    /s/Christopher Foulds

     Christopher Foulds

 Chief Financial Officer and Treasurer

Date:  September 5, 2017